EXHIBIT 99.10

                                                        MONTHLY OPERATING REPORT

-------------------------------------
CASE NAME: FLIGHT ONE LOGISTICS, INC.                   ACCRUAL BASIS
-------------------------------------
CASE NUMBER: 400-42069-BJH                              02/13/95, RWD, 2/96
-------------------------------------
JUDGE: BARBARA J. HOUSER
-------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: DECEMBER 31, 2000


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

/s/ DREW KEITH                                         Chief Financial Officer
---------------------------------------                ------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                         TITLE

Drew Keith                                                     1/22/01
---------------------------------------                ------------------------
PRINTED NAME OF RESPONSIBLE PARTY                               DATE

PREPARER:

/s/ JESSICA L. WILSON                                  Chief Accounting Officer
---------------------------------------                ------------------------
ORIGINAL SIGNATURE OF PREPARER                                  TITLE

Jessica L. Wilson                                              1/22/01
---------------------------------------                ------------------------
PRINTED NAME OF PREPARER                                        DATE

                                                        MONTHLY OPERATING REPORT
--------------------------------------
CASE NAME: FLIGHT ONE LOGISTICS, INC.                   ACCRUAL BASIS-1
--------------------------------------
CASE NUMBER: 400-42069-BJH                              02/13/95, RWD, 2/96
--------------------------------------

---------------------------------------------------------------------
COMPARATIVE BALANCE SHEET
------------------------------------------------------------------------------------------------------------------------------
                                                                               MONTH              MONTH              MONTH
                                                           SCHEDULE  ---------------------------------------------------------
ASSETS                                                      AMOUNT          October 2000      November 2000      December 2000
------------------------------------------------------------------------------------------------------------------------------
1.     UNRESTRICTED CASH                                                             $0                 $0                 $0
------------------------------------------------------------------------------------------------------------------------------
2.     RESTRICTED CASH                                                               $0                 $0                 $0
------------------------------------------------------------------------------------------------------------------------------
3.     TOTAL CASH                                                 $0                 $0                 $0                 $0
------------------------------------------------------------------------------------------------------------------------------
4.     ACCOUNTS RECEIVABLE (NET)                                                $20,742            $20,742            $20,742
------------------------------------------------------------------------------------------------------------------------------
5.     INVENTORY                                                                     $0                 $0                 $0
------------------------------------------------------------------------------------------------------------------------------
6.     NOTES RECEIVABLE                                                              $0                 $0                 $0
------------------------------------------------------------------------------------------------------------------------------
7.     PREPAID EXPENSES                                                              $0                 $0                 $0
------------------------------------------------------------------------------------------------------------------------------
8.     OTHER (ATTACH LIST)                                   $39,149               $974               $974               $974
------------------------------------------------------------------------------------------------------------------------------
9.     TOTAL CURRENT ASSETS                                  $39,149            $21,716            $21,716            $21,716
------------------------------------------------------------------------------------------------------------------------------
10.    PROPERTY, PLANT & EQUIPMENT                                                   $0                 $0                 $0
------------------------------------------------------------------------------------------------------------------------------
11.    LESS: ACCUMULATED
       DEPRECIATION / DEPLETION                                                      $0                 $0                 $0
------------------------------------------------------------------------------------------------------------------------------
12.    NET PROPERTY, PLANT &
       EQUIPMENT                                                  $0                 $0                 $0                 $0
------------------------------------------------------------------------------------------------------------------------------
13.    DUE FROM INSIDERS                                                             $0                 $0                 $0
------------------------------------------------------------------------------------------------------------------------------
14.    OTHER ASSETS - NET OF
       AMORTIZATION (ATTACH LIST)                                                    $0                 $0                 $0
------------------------------------------------------------------------------------------------------------------------------
15.    OTHER (ATTACH LIST)                                                           $0                 $0                 $0
------------------------------------------------------------------------------------------------------------------------------
16.    TOTAL ASSETS                                          $39,149            $21,716            $21,716            $21,716
------------------------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
------------------------------------------------------------------------------------------------------------------------------
17.    ACCOUNTS PAYABLE                                                              $0                 $0                 $0
------------------------------------------------------------------------------------------------------------------------------
18.    TAXES PAYABLE                                                                 $0                 $0                 $0
------------------------------------------------------------------------------------------------------------------------------
19.    NOTES PAYABLE                                                                 $0                 $0                 $0
------------------------------------------------------------------------------------------------------------------------------
20.    PROFESSIONAL FEES                                                             $0                 $0                 $0
------------------------------------------------------------------------------------------------------------------------------
21.    SECURED DEBT                                                                  $0                 $0                 $0
------------------------------------------------------------------------------------------------------------------------------
22.    OTHER (ATTACH LIST)                                                           $0                 $0               $250
------------------------------------------------------------------------------------------------------------------------------
23.    TOTAL POSTPETITION
       LIABILITIES                                                                   $0                 $0               $250
------------------------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
------------------------------------------------------------------------------------------------------------------------------
24.    SECURED DEBT                                                                  $0                 $0                 $0
------------------------------------------------------------------------------------------------------------------------------
25.    PRIORITY DEBT                                                                 $0                 $0                 $0
------------------------------------------------------------------------------------------------------------------------------
26.    UNSECURED DEBT                                                          ($16,740)          ($16,740)          ($16,740)
------------------------------------------------------------------------------------------------------------------------------
27.    OTHER (ATTACH LIST)                                                           $0                 $0                 $0
------------------------------------------------------------------------------------------------------------------------------
28.    TOTAL PREPETITION LIABILITIES                              $0           ($16,740)          ($16,740)          ($16,740)
------------------------------------------------------------------------------------------------------------------------------
29.    TOTAL LIABILITIES                                          $0           ($16,740)          ($16,740)          ($16,490)
------------------------------------------------------------------------------------------------------------------------------
EQUITY
------------------------------------------------------------------------------------------------------------------------------
30.    PREPETITION OWNERS' EQUITY                                               $38,956            $38,956            $38,956
------------------------------------------------------------------------------------------------------------------------------
31.    POSTPETITION CUMULATIVE
       PROFIT OR (LOSS)                                                           ($500)             ($500)             ($750)
------------------------------------------------------------------------------------------------------------------------------
32.    DIRECT CHARGES TO EQUITY
       (ATTACH EXPLANATION)
------------------------------------------------------------------------------------------------------------------------------
33.    TOTAL EQUITY                                               $0            $38,456            $38,456            $38,206
------------------------------------------------------------------------------------------------------------------------------
34.    TOTAL LIABILITIES &
       OWNERS' EQUITY                                             $0            $21,716            $21,716            $21,716
------------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT
--------------------------------------
CASE NAME: FLIGHT ONE LOGISTICS, INC.                   ACCRUAL BASIS-2
--------------------------------------
CASE NUMBER: 400-42069-BJH                              02/13/95, RWD, 2/96
--------------------------------------

---------------------------------------------------------
INCOME STATEMENT
---------------------------------------------------------------------------------------------------------------------------------
                                                              MONTH               MONTH               MONTH             QUARTER
                                                        ------------------------------------------------------------
REVENUES                                                   October 2000       November 2000       December 2000          TOTAL
---------------------------------------------------------------------------------------------------------------------------------
1.    GROSS REVENUES                                                 $0                  $0                   $0              $0
---------------------------------------------------------------------------------------------------------------------------------
2.    LESS: RETURNS & DISCOUNTS                                      $0                  $0                   $0              $0
---------------------------------------------------------------------------------------------------------------------------------
3.    NET REVENUE                                                    $0                  $0                   $0              $0
---------------------------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
---------------------------------------------------------------------------------------------------------------------------------
4.    MATERIAL                                                       $0                  $0                   $0              $0
---------------------------------------------------------------------------------------------------------------------------------
5.    DIRECT LABOR                                                   $0                  $0                   $0              $0
---------------------------------------------------------------------------------------------------------------------------------
6.    DIRECT OVERHEAD                                                $0                  $0                   $0              $0
---------------------------------------------------------------------------------------------------------------------------------
7.    TOTAL COST OF GOODS SOLD                                       $0                  $0                   $0              $0
---------------------------------------------------------------------------------------------------------------------------------
8.    GROSS PROFIT                                                   $0                  $0                   $0              $0
---------------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
9.    OFFICER / INSIDER COMPENSATION                                 $0                  $0                   $0              $0
---------------------------------------------------------------------------------------------------------------------------------
10.   SELLING & MARKETING                                            $0                  $0                   $0              $0
---------------------------------------------------------------------------------------------------------------------------------
11.   GENERAL & ADMINISTRATIVE                                       $0                  $0                   $0              $0
---------------------------------------------------------------------------------------------------------------------------------
12.   RENT & LEASE                                                   $0                  $0                   $0              $0
---------------------------------------------------------------------------------------------------------------------------------
13.   OTHER (ATTACH LIST)                                            $0                  $0                   $0              $0
---------------------------------------------------------------------------------------------------------------------------------
14.   TOTAL OPERATING EXPENSES                                       $0                  $0                   $0              $0
---------------------------------------------------------------------------------------------------------------------------------
15.   INCOME BEFORE NON-OPERATING
      INCOME & EXPENSE                                               $0                  $0                   $0              $0
---------------------------------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
16.   NON-OPERATING INCOME (ATT. LIST)                               $0                  $0                   $0              $0
---------------------------------------------------------------------------------------------------------------------------------
17.   NON-OPERATING EXPENSE (ATT. LIST)                              $0                  $0                   $0              $0
---------------------------------------------------------------------------------------------------------------------------------
18.   INTEREST EXPENSE                                               $0                  $0                   $0              $0
---------------------------------------------------------------------------------------------------------------------------------
19.   DEPRECIATION / DEPLETION                                       $0                  $0                   $0              $0
---------------------------------------------------------------------------------------------------------------------------------
20.   AMORTIZATION                                                   $0                  $0                   $0              $0
---------------------------------------------------------------------------------------------------------------------------------
21.   OTHER (ATTACH LIST)                                            $0                  $0                   $0              $0
---------------------------------------------------------------------------------------------------------------------------------
22.   NET OTHER INCOME & EXPENSES                                    $0                  $0                   $0              $0
---------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
23.   PROFESSIONAL FEES                                              $0                  $0                   $0              $0
---------------------------------------------------------------------------------------------------------------------------------
24.   U.S. TRUSTEE FEES                                              $0                  $0                 $250            $250
---------------------------------------------------------------------------------------------------------------------------------
25.   OTHER (ATTACH LIST)                                            $0                  $0                   $0              $0
---------------------------------------------------------------------------------------------------------------------------------
26.   TOTAL REORGANIZATION EXPENSES                                  $0                  $0                 $250            $250
---------------------------------------------------------------------------------------------------------------------------------
27.   INCOME TAX                                                     $0                  $0                   $0              $0
---------------------------------------------------------------------------------------------------------------------------------
28.   NET PROFIT (LOSS)                                              $0                  $0                ($250)          ($250)
---------------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT
-------------------------------------
CASE NAME: FLIGHT ONE LOGISTICS, INC.                   ACCRUAL BASIS-3
-------------------------------------
CASE NUMBER: 400-42069-BJH                              02/13/95, RWD, 2/96
-------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                       MONTH                 MONTH                 MONTH              QUARTER
CASH RECEIPTS AND                              -------------------------------------------------------------------
DISBURSEMENTS                                       October 2000         November 2000         December 2000           TOTAL
-------------------------------------------------------------------------------------------------------------------------------
1.    CASH - BEGINNING OF MONTH                                $0                   $0                     $0               $0
-------------------------------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
-------------------------------------------------------------------------------------------------------------------------------
2.    CASH SALES                                               $0                   $0                     $0               $0
-------------------------------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
-------------------------------------------------------------------------------------------------------------------------------
3.    PREPETITION                                              $0                   $0                     $0               $0
-------------------------------------------------------------------------------------------------------------------------------
4.    POSTPETITION                                             $0                   $0                     $0               $0
-------------------------------------------------------------------------------------------------------------------------------
5.    TOTAL OPERATING RECEIPTS                                 $0                   $0                     $0               $0
-------------------------------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
-------------------------------------------------------------------------------------------------------------------------------
6.    LOANS & ADVANCES (ATTACH LIST)                           $0                   $0                     $0               $0
-------------------------------------------------------------------------------------------------------------------------------
7.    SALE OF ASSETS                                           $0                   $0                     $0               $0
-------------------------------------------------------------------------------------------------------------------------------
8.    OTHER (ATTACH LIST)                                      $0                   $0                     $0               $0
-------------------------------------------------------------------------------------------------------------------------------
9.    TOTAL NON-OPERATING RECEIPTS                             $0                   $0                     $0               $0
-------------------------------------------------------------------------------------------------------------------------------
10.   TOTAL RECEIPTS                                           $0                   $0                     $0               $0
-------------------------------------------------------------------------------------------------------------------------------
11.   TOTAL CASH AVAILABLE                                     $0                   $0                     $0               $0
-------------------------------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
-------------------------------------------------------------------------------------------------------------------------------
12.   NET PAYROLL                                              $0                   $0                     $0               $0
-------------------------------------------------------------------------------------------------------------------------------
13.   PAYROLL TAXES PAID                                       $0                   $0                     $0               $0
-------------------------------------------------------------------------------------------------------------------------------
14.   SALES, USE & OTHER TAXES PAID                            $0                   $0                     $0               $0
-------------------------------------------------------------------------------------------------------------------------------
15.   SECURED / RENTAL / LEASES                                $0                   $0                     $0               $0
-------------------------------------------------------------------------------------------------------------------------------
16.   UTILITIES                                                $0                   $0                     $0               $0
-------------------------------------------------------------------------------------------------------------------------------
17.   INSURANCE                                                $0                   $0                     $0               $0
-------------------------------------------------------------------------------------------------------------------------------
18.   INVENTORY PURCHASES                                      $0                   $0                     $0               $0
-------------------------------------------------------------------------------------------------------------------------------
19.   VEHICLE EXPENSES                                         $0                   $0                     $0               $0
-------------------------------------------------------------------------------------------------------------------------------
20.   TRAVEL                                                   $0                   $0                     $0               $0
-------------------------------------------------------------------------------------------------------------------------------
21.   ENTERTAINMENT                                            $0                   $0                     $0               $0
-------------------------------------------------------------------------------------------------------------------------------
22.   REPAIRS & MAINTENANCE                                    $0                   $0                     $0               $0
-------------------------------------------------------------------------------------------------------------------------------
23.   SUPPLIES                                                 $0                   $0                     $0               $0
-------------------------------------------------------------------------------------------------------------------------------
24.   ADVERTISING                                              $0                   $0                     $0               $0
-------------------------------------------------------------------------------------------------------------------------------
25.   OTHER (ATTACH LIST)                                      $0                   $0                     $0               $0
-------------------------------------------------------------------------------------------------------------------------------
26.   TOTAL OPERATING DISBURSEMENTS                            $0                   $0                     $0               $0
-------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
-------------------------------------------------------------------------------------------------------------------------------
27.   PROFESSIONAL FEES                                        $0                   $0                     $0               $0
-------------------------------------------------------------------------------------------------------------------------------
28.   U.S. TRUSTEE FEES                                        $0                   $0                     $0               $0
-------------------------------------------------------------------------------------------------------------------------------
29.   OTHER (ATTACH LIST)                                      $0                   $0                     $0               $0
-------------------------------------------------------------------------------------------------------------------------------
30.   TOTAL REORGANIZATION EXPENSES                            $0                   $0                     $0               $0
-------------------------------------------------------------------------------------------------------------------------------
31.   TOTAL DISBURSEMENTS                                      $0                   $0                     $0               $0
-------------------------------------------------------------------------------------------------------------------------------
32.   NET CASH FLOW                                            $0                   $0                     $0               $0
-------------------------------------------------------------------------------------------------------------------------------
33.   CASH - END OF MONTH                                      $0                   $0                     $0               $0
-------------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

-------------------------------------
CASE NAME: FLIGHT ONE LOGISTICS, INC.                   ACCRUAL BASIS-4
-------------------------------------
CASE NUMBER: 400-42069-BJH                              02/13/95, RWD, 2/96
-------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               MONTH               MONTH                 MONTH
                                                          SCHEDULE  ---------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING                                  AMOUNT          October 2000        November 2000         December 2000
-----------------------------------------------------------------------------------------------------------------------------------
1.     0-30                                                                          $0                   $0                    $0
-----------------------------------------------------------------------------------------------------------------------------------
2.     31-60                                                                         $0                   $0                    $0
-----------------------------------------------------------------------------------------------------------------------------------
3.     61-90                                                                         $0                   $0                    $0
-----------------------------------------------------------------------------------------------------------------------------------
4.     91+                                                                      $20,742              $20,742               $20,742
-----------------------------------------------------------------------------------------------------------------------------------
5.     TOTAL ACCOUNTS RECEIVABLE                                 $0             $20,742              $20,742               $20,742
-----------------------------------------------------------------------------------------------------------------------------------
6.     AMOUNT CONSIDERED UNCOLLECTIBLE                                               $0                   $0                    $0
-----------------------------------------------------------------------------------------------------------------------------------
7.     ACCOUNTS RECEIVABLE (NET)                                 $0             $20,742              $20,742               $20,742
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
AGING OF POSTPETITION TAXES AND PAYABLES                                                        MONTH:    December 2000
----------------------------------------------------------------------------------------------------------------------------------
                                           0-30               31-60               61-90                91+
TAXES PAYABLE                              DAYS                DAYS               DAYS                 DAYS                 TOTAL
----------------------------------------------------------------------------------------------------------------------------------
1.     FEDERAL                               $0                 $0                  $0                   $0                    $0
----------------------------------------------------------------------------------------------------------------------------------
2.     STATE                                 $0                 $0                  $0                   $0                    $0
----------------------------------------------------------------------------------------------------------------------------------
3.     LOCAL                                 $0                 $0                  $0                   $0                    $0
----------------------------------------------------------------------------------------------------------------------------------
4.     OTHER (ATTACH LIST)                   $0                 $0                  $0                   $0                    $0
----------------------------------------------------------------------------------------------------------------------------------
5.     TOTAL TAXES PAYABLE                   $0                 $0                  $0                   $0                    $0
----------------------------------------------------------------------------------------------------------------------------------
6.     ACCOUNTS PAYABLE                      $0                 $0                  $0                   $0                    $0
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------
STATUS OF POSTPETITION TAXES                                                                    MONTH:    December 2000
-----------------------------------------------------------------------------------------------------------------------------------
                                                        BEGINNING            AMOUNT                                    ENDING
                                                           TAX            WITHHELD AND/           AMOUNT                 TAX
FEDERAL                                                 LIABILITY*         0R ACCRUED              PAID               LIABILITY
-----------------------------------------------------------------------------------------------------------------------------------
1.     WITHHOLDING**                                             $0                  $0                   $0                    $0
-----------------------------------------------------------------------------------------------------------------------------------
2.     FICA-EMPLOYEE**                                           $0                  $0                   $0                    $0
-----------------------------------------------------------------------------------------------------------------------------------
3.     FICA-EMPLOYER**                                           $0                  $0                   $0                    $0
-----------------------------------------------------------------------------------------------------------------------------------
4.     UNEMPLOYMENT                                              $0                  $0                   $0                    $0
-----------------------------------------------------------------------------------------------------------------------------------
5.     INCOME                                                    $0                  $0                   $0                    $0
-----------------------------------------------------------------------------------------------------------------------------------
6.     OTHER (ATTACH LIST)                                       $0                  $0                   $0                    $0
-----------------------------------------------------------------------------------------------------------------------------------
7.     TOTAL FEDERAL TAXES                                       $0                  $0                   $0                    $0
-----------------------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
-----------------------------------------------------------------------------------------------------------------------------------
8.     WITHHOLDING                                               $0                  $0                   $0                    $0
-----------------------------------------------------------------------------------------------------------------------------------
9.     SALES                                                     $0                  $0                   $0                    $0
-----------------------------------------------------------------------------------------------------------------------------------
10.    EXCISE                                                    $0                  $0                   $0                    $0
-----------------------------------------------------------------------------------------------------------------------------------
11.    UNEMPLOYMENT                                              $0                  $0                   $0                    $0
-----------------------------------------------------------------------------------------------------------------------------------
12.    REAL PROPERTY                                             $0                  $0                   $0                    $0
-----------------------------------------------------------------------------------------------------------------------------------
13.    PERSONAL PROPERTY                                         $0                  $0                   $0                    $0
-----------------------------------------------------------------------------------------------------------------------------------
14.    OTHER (ATTACH LIST)                                       $0                  $0                   $0                    $0
-----------------------------------------------------------------------------------------------------------------------------------
15.    TOTAL STATE & LOCAL                                       $0                  $0                   $0                    $0
-----------------------------------------------------------------------------------------------------------------------------------
16.    TOTAL TAXES                                               $0                  $0                   $0                    $0
-----------------------------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                        MONTHLY OPERATING REPORT

-------------------------------------
CASE NAME: FLIGHT ONE LOGISTICS, INC.                   ACCRUAL BASIS-5
-------------------------------------
CASE NUMBER: 400-42069-BJH                              02/13/95, RWD, 2/96
-------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                                  MONTH:  December 2000
--------------------------------------------------------------------------------------------------------------------------
BANK RECONCILIATIONS                                         Account #1       Account #2       Account #3
--------------------------------------------------------------------------------------------------------------------------
A.     BANK:                                                     N/A
----------------------------------------------------------------------------------------------------------
B.      ACCOUNT NUMBER:                                          N/A                                              TOTAL
----------------------------------------------------------------------------------------------------------
C.      PURPOSE (TYPE):                                          N/A
--------------------------------------------------------------------------------------------------------------------------
1.     BALANCE PER BANK STATEMENT                                     $0
--------------------------------------------------------------------------------------------------------------------------
2.     ADD: TOTAL DEPOSITS NOT CREDITED                               $0
--------------------------------------------------------------------------------------------------------------------------
3.     SUBTRACT: OUTSTANDING CHECKS                                   $0
--------------------------------------------------------------------------------------------------------------------------
4.     OTHER RECONCILING ITEMS                                        $0
--------------------------------------------------------------------------------------------------------------------------
5.     MONTH END BALANCE PER BOOKS                                    $0              $0               $0              $0
--------------------------------------------------------------------------------------------------------------------------
6.     NUMBER OF LAST CHECK WRITTEN
--------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------
INVESTMENT ACCOUNTS
--------------------------------------------------------------------------------------------------------------------------
                                                            DATE OF          TYPE OF         PURCHASE         CURRENT
BANK, ACCOUNT NAME & NUMBER                                PURCHASE        INSTRUMENT         PRICE            VALUE
--------------------------------------------------------------------------------------------------------------------------
7.     N/A
--------------------------------------------------------------------------------------------------------------------------
8.     N/A
--------------------------------------------------------------------------------------------------------------------------
9.     N/A
--------------------------------------------------------------------------------------------------------------------------
10.    N/A
--------------------------------------------------------------------------------------------------------------------------
11.    TOTAL INVESTMENTS                                                                               $0              $0
--------------------------------------------------------------------------------------------------------------------------
CASH
--------------------------------------------------------------------------------------------------------------------------
12.    CURRENCY ON HAND                                                                                                $0
--------------------------------------------------------------------------------------------------------------------------
13.    TOTAL CASH - END OF MONTH                                                                                       $0
--------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT


-------------------------------------
CASE NAME: FLIGHT ONE LOGISTICS, INC.                   ACCRUAL BASIS-6
-------------------------------------
CASE NUMBER: 400-42069-BJH                              02/13/95, RWD, 2/96
-------------------------------------

                                                        MONTH: December 2000

----------------------------------------------------------------- PAYMENTS TO
INSIDERS AND PROFESSIONALS
----------------------------------------------------------------- OF THE TOTAL
DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

-------------------------------------------------------------------------------
                                 INSIDERS
-------------------------------------------------------------------------------
                              TYPE OF               AMOUNT       TOTAL PAID
          NAME                PAYMENT                PAID         TO DATE
-------------------------------------------------------------------------------
1.   N/A
-------------------------------------------------------------------------------
2.   N/A
-------------------------------------------------------------------------------
3.   N/A
-------------------------------------------------------------------------------
4.   N/A
-------------------------------------------------------------------------------
5.   N/A
-------------------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO INSIDERS                                           $0               $0
-------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                   PROFESSIONALS
---------------------------------------------------------------------------------------------------------------------
                              DATE OF COURT                                                              TOTAL
                            ORDER AUTHORIZING          AMOUNT         AMOUNT         TOTAL PAID        INCURRED
            NAME                 PAYMENT              APPROVED         PAID           TO DATE         & UNPAID *
---------------------------------------------------------------------------------------------------------------------
1.   N/A
---------------------------------------------------------------------------------------------------------------------
2.   N/A
---------------------------------------------------------------------------------------------------------------------
3.   N/A
---------------------------------------------------------------------------------------------------------------------
4.   N/A
---------------------------------------------------------------------------------------------------------------------
5.   N/A
---------------------------------------------------------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO PROFESSIONALS                                         $0               $0               $0                $0
---------------------------------------------------------------------------------------------------------------------

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

---------------------------------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
                                                     SCHEDULED       AMOUNTS
                                                      MONTHLY          PAID            TOTAL
                                                      PAYMENTS        DURING           UNPAID
                 NAME OF CREDITOR                       DUE           MONTH         POSTPETITION
---------------------------------------------------------------------------------------------------
1.   N/A
---------------------------------------------------------------------------------------------------
2.   N/A
---------------------------------------------------------------------------------------------------
3.   N/A
---------------------------------------------------------------------------------------------------
4.   N/A
---------------------------------------------------------------------------------------------------
5.   N/A
---------------------------------------------------------------------------------------------------
6.   TOTAL                                                    $0               $0               $0
---------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

-------------------------------------
CASE NAME: FLIGHT ONE LOGISTICS, INC.                   ACCRUAL BASIS-7
-------------------------------------
CASE NUMBER: 400-42069-BJH                              02/13/95, RWD, 2/96
-------------------------------------

                                                        MONTH: December 2000

------------------------------------
QUESTIONNAIRE
---------------------------------------------------------------------------------------------------------------
                                                                                          YES          NO
---------------------------------------------------------------------------------------------------------------
1.    HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
      THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                                             X
---------------------------------------------------------------------------------------------------------------
2.    HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
      OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                                       X
---------------------------------------------------------------------------------------------------------------
3.    ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
      LOANS) DUE FROM RELATED PARTIES?                                                                 X
---------------------------------------------------------------------------------------------------------------
4.    HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
      THIS REPORTING PERIOD?                                                                           X
---------------------------------------------------------------------------------------------------------------
5.    HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
      DEBTOR FROM ANY PARTY?                                                                           X
---------------------------------------------------------------------------------------------------------------
6.    ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                     X
---------------------------------------------------------------------------------------------------------------
7.    ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
      PAST DUE?                                                                                        X
---------------------------------------------------------------------------------------------------------------
8.    ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                 X
---------------------------------------------------------------------------------------------------------------
9.    ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                       X
---------------------------------------------------------------------------------------------------------------
10.   ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
      DELINQUENT?                                                                                      X
---------------------------------------------------------------------------------------------------------------
11.   HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
      REPORTING PERIOD?                                                                                X
---------------------------------------------------------------------------------------------------------------
12.   ARE ANY WAGE PAYMENTS PAST DUE?                                                                  X
---------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
------------------------------------
INSURANCE
---------------------------------------------------------------------------------------------------------------
                                                                                          YES          NO
---------------------------------------------------------------------------------------------------------------
1.    ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
      NECESSARY INSURANCE COVERAGES IN EFFECT?                                                         X
---------------------------------------------------------------------------------------------------------------
2.    ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                           X
---------------------------------------------------------------------------------------------------------------
3.    PLEASE ITEMIZE POLICIES BELOW.
---------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE
BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN
EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.
This is a non-operating entity. There are no assets or employees with which to cover with insurance.
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                              INSTALLMENT PAYMENTS
---------------------------------------------------------------------------------------------------------------
         TYPE OF                                                                           PAYMENT AMOUNT
         POLICY                CARRIER                     PERIOD COVERED                   & FREQUENCY
---------------------------------------------------------------------------------------------------------------
      N/A
---------------------------------------------------------------------------------------------------------------
      N/A
---------------------------------------------------------------------------------------------------------------
      N/A
---------------------------------------------------------------------------------------------------------------
      N/A
---------------------------------------------------------------------------------------------------------------
      N/A
---------------------------------------------------------------------------------------------------------------
      N/A
---------------------------------------------------------------------------------------------------------------

-------------------------------------
CASE NAME: FLIGHT ONE LOGISTICS, INC.               FOOTNOTES SUPPLEMENT
-------------------------------------
CASE NUMBER: 400-42069-BJH                          ACCRUAL BASIS
-------------------------------------

                                             MONTH: December 2000


--------------------------------------------------------------------------------------------------------
   ACCRUAL BASIS       LINE
    FORM NUMBER       NUMBER                            FOOTNOTE / EXPLANATION
--------------------------------------------------------------------------------------------------------
       6                       All Professional fees related to the Reorganization of the
                                Company are disbursed out of Kitty Hawk, Inc. (Parent
                                Company). Refer to Case # 400-42141
--------------------------------------------------------------------------------------------------------
      General                  This is a non-operating Company.
--------------------------------------------------------------------------------------------------------
       4                6      All assessments of uncollectible accounts receivable are done at Kitty Hawk, Inc. Refer to Case #400-42141. All reserves are recorded at Inc. and pushed down to Inc.'s subsidiaries as deemed necessary.
--------------------------------------------------------------------------------------------------------
       3                28     All payments are made by Kitty Hawk, Inc. (Case #400-42141)
--------------------------------------------------------------------------------------------------------

CASE NAME: FLIGHT ONE LOGISTICS, INC.

CASE NUMBER: 400-42069-BJH

DETAILS OF OTHER ITEMS


ACCRUAL BASIS-1                               December 2000


8.   OTHER (ATTACH LIST)                                   $ 974 Reported
                                         ------------------------
        Intercompany Receivables                             974 Detail
                                         ------------------------
                                                               - Difference


22.  OTHER (ATTACH LIST)                                   $ 250 Reported
                                         ------------------------
        Accrued US Trustee Fees                              250 Detail
                                         ------------------------
                                                               - Difference